UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-10              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F pursuant to the terms of the Trust Agreement, dated as of May 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. and ABN AMRO Mortgage Inc. as Servicers, and JPMorgan Chase Bank, as Trustee.

  On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-5F
Mortgage Pass-Through Certificates, Series 2003-5F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: October 6, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003


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

                                           GSR MORTGAGE LOAN TRUST 2003-5F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1      100,000,000.00    96,735,651.10   1,192,730.21     241,839.13      1,434,569.34    0.00        0.00      95,542,920.89
IA_3      168,194,400.00    72,192,260.93  22,844,981.66     135,962.09     22,980,943.75    0.00        0.00      49,347,279.27
IA_4       42,048,600.00    18,048,065.23   5,711,245.42     315,239.54      6,026,484.96    0.00        0.00      12,336,819.81
IIA_1     126,000,000.00   121,217,749.59   1,762,467.73     404,059.17      2,166,526.90    0.00        0.00     119,455,281.86
IIA_3      96,741,600.00    20,398,996.76  15,284,550.23      38,418.11     15,322,968.34    0.00        0.00       5,114,446.53
IIA_4      24,185,400.00     5,099,749.19   3,821,137.56      89,075.62      3,910,213.18    0.00        0.00       1,278,611.63
IIA_P         116,091.00        87,873.23          97.04           0.00             97.04    0.00        0.00          87,776.19
B1          7,740,000.00     7,717,969.55       7,317.01      38,589.85         45,906.86    0.00        0.00       7,710,652.54
B2          3,440,000.00     3,430,208.69       3,252.00      17,151.04         20,403.04    0.00        0.00       3,426,956.69
B3          2,006,000.00     2,000,290.30       1,896.37      10,001.45         11,897.82    0.00        0.00       1,998,393.93
B4          1,146,000.00     1,142,738.13       1,083.37       5,713.69          6,797.06    0.00        0.00       1,141,654.76
B5            860,000.00       857,552.17         813.00       4,287.76          5,100.76    0.00        0.00         856,739.17
B6            862,204.63       859,750.53         815.09       4,298.75          5,113.84    0.00        0.00         858,935.44
R                   0.00             0.00           0.00           0.00              0.00    0.00        0.00               0.00
TOTALS    573,340,295.63   349,788,855.40  50,632,386.69   1,304,636.20     51,937,022.89    0.00        0.00     299,156,468.71

IA_2       50,000,000.00    48,367,825.55           0.00     241,839.13        241,839.13    0.00        0.00      47,771,460.45
IIA_2      42,000,000.00    40,405,916.53           0.00     202,029.58        202,029.58    0.00        0.00      39,818,427.29
A_X        57,568,370.00    35,404,629.25           0.00     191,775.08        191,775.08    0.00        0.00      30,218,550.09
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1      36228FTD8   967.35651100    11.92730210     2.41839130     14.34569340     955.42920890          IA_1       3.000000 %
IA_3      36228FTF3   429.21917097   135.82486492     0.80836276    136.63322768     293.39430605          IA_3       2.260000 %
IA_4      36228FTG1   429.21917091   135.82486504     7.49702820    143.32189324     293.39430587          IA_4      20.960000 %
IIA_1     36228FTH9   962.04563167    13.98783913     3.20681881     17.19465794     948.05779254          IIA_1      4.000000 %
IIA_3     36228FTK2   210.86065105   157.99356461     0.39712089    158.39068550      52.86708644          IIA_3      2.260000 %
IIA_4     36228FTL0   210.86065105   157.99356471     3.68303274    161.67659745      52.86708634          IIA_4     20.960000 %
IIA_P     36228FTM8   756.93404312     0.83589598     0.00000000      0.83589598     756.09814714          IIA_P      0.000000 %
B1        36228FTP1   997.15368863     0.94535013     4.98576873      5.93111886     996.20833850          B1         6.000000 %
B2        36228FTQ9   997.15368895     0.94534884     4.98576744      5.93111628     996.20834012          B2         6.000000 %
B3        36228FTR7   997.15368893     0.94534895     4.98576770      5.93111665     996.20833998          B3         6.000000 %
B4        36229RJQ3   997.15369110     0.94534904     4.98576789      5.93111693     996.20834206          B4         6.000000 %
B5        36229RJR1   997.15368605     0.94534884     4.98576744      5.93111628     996.20833721          B5         6.000000 %
B6        36229RJS9   997.15369193     0.94535563     4.98576539      5.93112101     996.20833630          B6         6.000000 %
TOTALS                610.08943217    88.31122996     2.27550062     90.58673058     521.77820221

IA_2      36228FTE6   967.35651100     0.00000000     4.83678260      4.83678260     955.42920900          IA_2       6.000000 %
IIA_2     36228FTJ5   962.04563167     0.00000000     4.81022810      4.81022810     948.05779262          IIA_2      6.000000 %
A_X       36228FTN6   615.00141918     0.00000000     3.33125777      3.33125777     524.91585379          A_X        6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                    166,131,110.07
                                        Pool 2 Mortgage Loans                                                    133,025,358.74

Sec. 4.01(c)    Available Distribution                                                                            52,572,666.78
                                        Aggregate Principal Distribution Amount                                   50,632,386.69
                                        Principal Prepayment Amount                                               50,300,795.82

Sec. 4.01(e)    Unscheduled Principal By Group
                                        Group 1                                                                   29,574,430.79
                                        Group 2                                                                   20,726,365.03
Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                     241,839.13
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IA-2
                                                              Accrued and Paid for Current Month                     241,839.13
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IA-3
                                                              Accrued and Paid for Current Month                     135,962.09
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IA-4
                                                              Accrued and Paid for Current Month                     315,239.54
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                     404,059.17
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                     202,029.58
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                      38,418.11
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IIA-4
                                                              Accrued and Paid for Current Month                      89,075.62
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                     191,775.08
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                      38,589.85
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                      17,151.04
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                      10,001.45
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                       5,713.69
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                       4,287.76
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                       4,298.75
                                                              Accrued and Paid from Prior Months                           0.00
Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                             72,872.68
                                        Trustee Fee Paid                                                                 728.73

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                694
                                        Balance of Outstanding Mortgage Loans                                    299,156,468.81

Sec. 4.01(l)                              Number and Balance of Delinquent Loans
                                           Group 1
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          0-29 days                     390           166,131,110.10                100.00 %
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90-119 days                     0                     0.00                  0.00 %
                                          120+ days                       0                     0.00                  0.00 %
                                          Total                     390               166,131,110.10                100.00 %
                                           Group 2
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          0-29 days                     304           133,025,358.70                100.00 %
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90-119 days                     0                     0.00                  0.00 %
                                          120+ days                       0                     0.00                  0.00 %
                                           Total                        304           133,025,358.70                100.00 %
                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          0-29 days                     694           299,156,468.80                100.00 %
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90-119 days                     0                     0.00                  0.00 %
                                          120+days                        0                     0.00                  0.00 %
                                           Total                        694           299,156,468.80                100.00 %

Sec. 4.01(l)                              Number and Balance of REO Loans
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(l)                              Number and Balance of Loans in Bankruptcy
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(m)                              Number and Balance of Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                    331,590.87
                                                              Payoffs                                             49,408,523.59
                                                              Prepayments                                            892,272.23
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Realized Losses                                              0.00

                                                              Realized Losses Group 1                                      0.00
                                                              Realized Losses Group 2                                      0.00
                                                              Realized Gains                                               0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                     0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                         0.00
                                                              Class IA-1                                                   0.00
                                                              Class IA-2                                                   0.00
                                                              Class IA-3                                                   0.00
                                                              Class IA-4                                                   0.00
                                                              Class IIA-1                                                  0.00
                                                              Class IIA-2                                                  0.00
                                                              Class IIA-3                                                  0.00
                                                              Class IIA-4                                                  0.00
                                                              Class B1                                                     0.00
                                                              Class B2                                                     0.00
                                                              Class B3                                                     0.00
                                                              Class B4                                                     0.00
                                                              Class B5                                                     0.00
                                                              Class B6                                                     0.00
                                                              Class A-X                                                    0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                           95.4503 %
                                        Senior Prepayment Percentage I                                               100.0000 %

                                        Subordinate Percentage I                                                       4.5497 %
                                        Subordinate Prepayment Percentage I                                            0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                          95.3865 %
                                        Senior Prepayment Percentage II                                              100.0000 %

                                        Subordinate Percentage II                                                      4.6135 %
                                        Subordinate Prepayment Percentage II                                           0.0000 %

Aggregate
                                        Scheduled Principal                                                          331,590.87
                                        Unscheduled Principal                                                     50,300,795.82
                                        Beginning Balance                                                        349,788,855.50
                                        Ending Balance                                                           299,156,468.81
                                        Net Wac                                                                         6.65640
                                        Weighted Averge Maturity                                                         343.00
Groups
                                        Net Wac Group 1                                                                 6.79000
                                        Net Wac Group 2                                                                 6.49000

                                        Wam Group 1                                                                      342.00
                                        Wam Group 2                                                                      344.00

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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